Quarterly Holdings Report
for
Fidelity® Series Emerging Markets Fund
July 31, 2022
MER-NPRT3-0922
1.9891246.103
Common Stocks - 89.8%
	Shares	Value ($)
Bermuda - 1.2%
Credicorp Ltd. (United States)	105,469	13,647,689
Kunlun Energy Co. Ltd.	25,680,015	18,908,583
TOTAL BERMUDA		32,556,272
Brazil - 3.0%
Hypera SA	1,866,995	15,367,951
Localiza Rent A Car SA	1,832,600	20,404,725
Natura & Co. Holding SA (a)	4,240,711	12,769,424
Suzano Papel e Celulose SA	1,009,047	9,417,460
Vale SA	1,597,146	21,530,495
Vale SA sponsored ADR	159,400	2,145,524
TOTAL BRAZIL		81,635,579
Cayman Islands - 20.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	845,428	75,555,900
Bilibili, Inc.:
ADR (a)(b)	1,140,460	27,872,842
Class Z (a)	102,000	2,493,208
JD.com, Inc. sponsored ADR	581,316	34,588,302
KE Holdings, Inc. ADR (a)	1,154,393	16,288,485
Li Ning Co. Ltd.	2,380,613	19,287,760
Meituan Class B (a)(c)	2,841,120	63,735,849
NetEase, Inc. ADR	322,443	29,980,750
Parade Technologies Ltd.	290,688	10,911,485
Pinduoduo, Inc. ADR (a)	545,188	26,719,664
Silergy Corp.	1,293,445	24,127,839
Tencent Holdings Ltd.	2,701,281	104,401,300
Trip.com Group Ltd. ADR (a)	1,238,349	31,924,637
Wuxi Biologics (Cayman), Inc. (a)(c)	4,925,850	47,150,817
XP, Inc. Class A (a)	394,716	8,328,508
XPeng, Inc. ADR (a)	516,079	12,607,810
Zai Lab Ltd. (a)	1,357,270	5,541,536
Zai Lab Ltd. ADR (a)	238,271	9,657,124
TOTAL CAYMAN ISLANDS		551,173,816
China - 8.5%
China Construction Bank Corp. (H Shares)	54,164,682	34,590,148
China Life Insurance Co. Ltd. (H Shares)	7,465,804	11,119,717
China Merchants Bank Co. Ltd. (H Shares)	2,401,797	12,972,929
Guangzhou Automobile Group Co. Ltd. (H Shares)	29,447,537	27,572,249
Haier Smart Home Co. Ltd.	2,358,923	7,549,759
Industrial & Commercial Bank of China Ltd. (H Shares)	33,839,480	17,890,524
Kweichow Moutai Co. Ltd. (A Shares)	89,046	25,062,798
Pharmaron Beijing Co. Ltd. (H Shares) (c)	707,600	5,764,535
Ping An Insurance Group Co. of China Ltd. (H Shares)	3,749,156	22,033,937
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	512,161	22,023,062
Sungrow Power Supply Co. Ltd. (A Shares)	367,799	6,771,102
Wuliangye Yibin Co. Ltd. (A Shares)	999,570	26,479,567
WuXi AppTec Co. Ltd. (H Shares) (c)	853,331	10,327,067
TOTAL CHINA		230,157,394
Hungary - 0.4%
Richter Gedeon PLC	534,606	10,910,313
India - 13.9%
Axis Bank Ltd.	975,130	8,949,160
Bharti Airtel Ltd.	3,310,156	28,353,292
Eicher Motors Ltd.	464,989	18,196,256
HDFC Bank Ltd.	2,331,804	42,533,078
HDFC Standard Life Insurance Co. Ltd. (c)	1,312,860	9,217,390
Housing Development Finance Corp. Ltd.	748,327	22,557,335
ICICI Bank Ltd.	5,090,409	52,884,216
Infosys Ltd.	1,763,200	34,548,209
ITC Ltd.	2,087,682	7,997,018
Larsen & Toubro Ltd.	459,358	10,516,025
Oil & Natural Gas Corp. Ltd.	11,962,862	20,285,060
PVR Ltd. (a)	631,242	17,129,489
Reliance Industries Ltd.	1,764,370	56,051,148
Tata Consultancy Services Ltd.	175,769	7,343,890
Tata Steel Ltd.	20,115,230	27,347,209
Ultratech Cement Ltd.	150,071	12,425,050
TOTAL INDIA		376,333,825
Indonesia - 4.1%
PT Avia Avian Tbk	113,988,767	6,603,587
PT Bank Central Asia Tbk	52,382,980	26,047,971
PT Bank Mandiri (Persero) Tbk	48,985,391	27,419,989
PT Bank Rakyat Indonesia (Persero) Tbk	31,089,355	9,177,355
PT Telkom Indonesia Persero Tbk	56,042,934	16,006,987
PT United Tractors Tbk	11,881,073	25,965,045
TOTAL INDONESIA		111,220,934
Korea (South) - 12.8%
Db Insurance Co. Ltd.	279,152	12,943,172
Hana Financial Group, Inc.	391,963	11,190,251
Hansol Chemical Co. Ltd.	49,666	8,378,151
Hyundai Fire & Marine Insurance Co. Ltd.	201,363	5,067,573
Hyundai Motor Co.	45,534	6,859,575
KB Financial Group, Inc.	542,481	20,100,409
Kia Corp.	189,234	11,803,112
LG Chemical Ltd.	96,816	44,923,760
NAVER Corp.	134,452	26,795,301
POSCO	186,731	34,742,994
Samsung Electronics Co. Ltd.	2,344,392	110,556,871
Shinhan Financial Group Co. Ltd.	257,539	7,065,877
SK Hynix, Inc.	510,066	38,415,070
Woori Financial Group, Inc.	963,874	8,812,066
TOTAL KOREA (SOUTH)		347,654,182
Malaysia - 0.3%
Press Metal Bhd	6,108,000	6,684,452
Mexico - 3.5%
America Movil S.A.B. de CV Series L	14,185,663	13,499,883
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	131,826	8,170,575
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	329,514	6,207,028
Grupo Financiero Banorte S.A.B. de CV Series O	4,219,022	24,005,512
Grupo Mexico SA de CV Series B	6,134,816	24,255,778
Wal-Mart de Mexico SA de CV Series V	5,432,997	19,679,306
TOTAL MEXICO		95,818,082
Netherlands - 0.1%
Yandex NV Series A (a)(d)	583,741	2,002,138
Philippines - 0.7%
Ayala Land, Inc.	40,387,776	18,458,382
Russia - 0.0%
LUKOIL PJSC (d)	568,462	262,478
Sberbank of Russia (a)(d)	5,098,115	46,760
TOTAL RUSSIA		309,238
Saudi Arabia - 3.8%
Al Rajhi Bank	1,606,543	38,324,348
Alinma Bank	2,546,342	25,795,611
Saudi Arabian Oil Co. (c)	2,200,849	23,262,435
The Saudi National Bank	893,846	16,682,270
TOTAL SAUDI ARABIA		104,064,664
South Africa - 3.2%
Absa Group Ltd.	1,575,322	16,115,298
Capitec Bank Holdings Ltd.	88,961	10,662,634
Impala Platinum Holdings Ltd.	1,113,482	12,345,749
MTN Group Ltd.	1,948,650	16,307,926
Naspers Ltd. Class N	210,506	29,741,655
TOTAL SOUTH AFRICA		85,173,262
Taiwan - 11.3%
E.SUN Financial Holdings Co. Ltd.	6,095,085	5,600,234
eMemory Technology, Inc.	495,864	19,648,213
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,935,033	17,978,048
MediaTek, Inc.	1,209,489	27,776,741
Taiwan Semiconductor Manufacturing Co. Ltd.	12,632,741	215,946,428
Unimicron Technology Corp.	3,568,126	18,973,406
TOTAL TAIWAN		305,923,070
Thailand - 1.8%
Bangkok Bank PCL (For. Reg.)	1,226,289	4,478,397
CP ALL PCL (For. Reg.)	13,632,926	22,904,658
SCB X PCL (For. Reg.)	4,112,738	11,512,918
Thai Beverage PCL	21,196,017	9,913,081
TOTAL THAILAND		48,809,054
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	2,243,700	5,570,919
First Abu Dhabi Bank PJSC	970,104	5,129,024
TOTAL UNITED ARAB EMIRATES		10,699,943
United States of America - 0.4%
Li Auto, Inc. ADR (a)	358,153	11,761,745
TOTAL COMMON STOCKS (Cost $2,502,176,981)		2,431,346,345

Nonconvertible Preferred Stocks - 2.7%
	Shares	Value ($)
Brazil - 2.7%
Banco Bradesco SA (PN)	1,201,019	4,045,875
Gerdau SA	963,291	4,553,854
Itau Unibanco Holding SA	4,889,277	22,319,770
Petroleo Brasileiro SA - Petrobras sponsored ADR	2,939,657	41,978,302

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $66,945,461)		72,897,801

Government Obligations - 0.2%
	Principal Amount (e)	Value ($)
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.24% to 1.75% 9/8/22 to 9/15/22 (f) (Cost $5,869,009)	5,880,000	5,864,982

Money Market Funds - 8.3%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (g)	195,969,924	196,009,118
Fidelity Securities Lending Cash Central Fund 2.01% (g)(h)	27,960,204	27,963,000
TOTAL MONEY MARKET FUNDS (Cost $223,972,118)		223,972,118

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $2,798,963,569)	2,734,081,246
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(27,117,209)
NET ASSETS - 100.0%	2,706,964,037

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,636	Sep 2022	81,677,300	256,812	256,812

The notional amount of futures purchased as a percentage of Net Assets is 3.0%

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $159,458,093 or 5.9% of net assets.

(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,281,524.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	162,778,712	1,007,604,712	974,374,306	703,666	-	-	196,009,118	0.4%
Fidelity Securities Lending Cash Central Fund 2.01%	13,301,000	279,773,900	265,111,900	100,723	-	-	27,963,000	0.1%
Total	176,079,712	1,287,378,612	1,239,486,206	804,389	-	-	223,972,118

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Government Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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